UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2024 (June 27, 2024)
____________________________________
OP BANCORP
(Exact name of registrant as specified in its charter)
____________________________________

California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd., Suite 500, Los Angeles, CA		90017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (213) 892-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	OPBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the annual meeting of shareholders of OP Bancorp, a California corporation and registered bank holding company (“Registrant”), the Nomination & Governance Committee (“Committee”) of the Registrant’s Board of Directors (“Board”) received notification from Director Ernest E. Dow that he intend to retire from the Board at the Registrant’s Annual Meeting of Shareholders convened on Thursday, June 27, 2024.

The Director indicated that his resignation would be effective as of such date, and based upon the recommendation of the Committee, the Board has accepted such resignation effective as of such date. The Director’s retirement and decision not to stand for reelection are without prejudice as to such Director’s rights to indemnification and exculpation from liabilities arising as a result of his service in such capacities prior to his retirement date.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On June 27, 2024, the Company held its 2024 annual meeting of shareholders; 12,018,845 shares were represented by valid proxies or voted at the meeting, or 80.55% of the total shares outstanding. At the meeting, shareholders elected all of the seven director nominees named in the 2024 Proxy Statement for a one-year term expiring at the 2025 annual meeting of shareholders or until the election and qualification of their respective successors. The shareholders also ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2024. Final voting results from the meeting are as follows:
Proposal 1 - Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian Choi	9,931,379	115,301	1,972,165
Soo Hun Jung	9,906,078	140,602	1,972,165
Hyung J. Kim	9,986,545	60,135	1,972,165
Min J. Kim	9,997,176	49,504	1,972,165
Sunny Kwon	6,769,233	3,277,447	1,972,165
Yong Sin Shin	9,957,065	89,615	1,972,165
Myung Shin Sohn	10,033,856	12,824	1,972,165

Proposal 2 - Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain
11,946,511	67,269	5,065

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

Date: July 3, 2024	By:	/s/ Christine Oh
Christine Oh
Executive Vice President and
Chief Financial Officer
2